Exhibit 10.9

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of December 13, 2011, is made and entered into among SMART Modular Technologies (Global Memory Holdings), Inc., a Cayman Islands exempted company (“Holdings”), SMART Modular Technologies (Global), Inc., a Cayman Islands exempted company (the “Parent Borrower”), SMART Modular Technologies, Inc., California corporation (the “Co - Borrower” and, together with the Parent Borrower, the “Borrowers” and each a “Borrower”), the other Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the Administrative Agent and the other parties named therein are party to that certain Credit Agreement dated as of August 26, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Section 9.02 of the Credit Agreement permits certain provisions of any Loan Document to be amended with the consent of the Parent Borrower and the Required Lenders;

WHEREAS, the Parent Borrower and the Required Lenders have agreed to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE. Amendments.

The Credit Agreement is hereby, effective as of the Amendment Effective Date, amended as follows:

a.	The word “and” at the end of clause (B)(II) of the definition of “Consolidated Working Capital” is deleted and replaced with “,”; and

b.	The period at the end of the definition of “Consolidated Working Capital” is deleted and replaced with the following:

“; and (IV) the impact of any Permitted Receivables Factoring to the extent the cash proceeds of such Permitted Receivables Factoring do not result in an equivalent decrease in Excess Cash Flow.”;

SECTION TWO. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above when, and only when, the Administrative Agent’s shall have received counterparts of this Amendment executed by the Administrative Agent, the Parent Borrower, the Co-Borrower, Holdings and the Required Lenders, this (such date, the “Amendment Effective Date”).

SECTION THREE. Reference to and Effect on the Loan Documents. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Loan Documents are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall constitute a Loan Document.

SECTION FOUR. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION FIVE. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EXECUTED AS A DEED BY

SMART MODULAR TECHNOLOGIES (GLOBAL), INC.

By:	/s/ Iain MacKenzie
Name: Iain MacKenzie
Title: Director

By:	/s/ Trevor Dutcher
Witness
Name: Trevor Dutcher
Title: Sr. Corp. Counsel

SMART MODULAR TECHNOLOGIES, INC.

By:	/s/ Iain MacKenzie
Name: Iain MacKenzie
Title: Director

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (GLOBAL MEMORY HOLDINGS), INC.

By:	/s/ Iain MacKenzie
Name: Iain MacKenzie
Title: Director

By:	/s/ Trevor Dutcher
Witness
Name: Trevor Dutcher
Title: Sr. Corp. Counsel

[Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Goh Siew Tan
Name: Goh Siew Tan
Title: Vice President

[Amendment No. 1 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ GOH SIEW TAN
	Name:	GOH SIEW TAN
	Title:	VICE PRESIDENT

[Amendment No. 1 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

UBS Loan Finance LLC,
as a Lender

By:	/s/ Mary E. Evans
Name:
	Title:	Associate Director

By:	/s/ Christopher Gomes
	Name:	Christopher Gomes
	Title:	Associate Director

[To be used if Lender requires two signatories]

[Amendment No. 1 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

J.P. Morgan Whitefriers Inc. ,
as a Lender

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney-in-fact

[To be used if Lender requires one signatory]

[Amendment No. 1 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

BANCO DO BRAZIL, S.A., NEW YORK BRANCH ,
as a Lender

By:	/s/ Rubens Cordoso da Silva
	Name:	Rubens Cordoso da Silva
	Title:	Deputy General Manager

By:	/s/ Alessandro Gajano
	Name:	Alessandro Gajano
	Title:	Treasurer and Deputy General Manager

[To be used if Lender requires two signatories]

[Amendment No. 1 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

Wells Fargo Bank, N.A. ,
as a Lender

By:	/s/ Karen Byler
	Name:	Karen Byler
	Title:	SVP

[To be used if Lender requires one signatory]

[Amendment No. 1 to Credit Agreement]